SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 August 13, 2002

                                    Dice Inc.
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             (Exact name of registrant as specified in its charter)



     Delaware                           0-25107                 13-3899472
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)

                     3 Park Avenue, New York, New York 10016
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               (Address of principal executive offices) (zip code)

                                 (212) 725 6550
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              (Registrant's telephone number, including area code)









                               ITEM 7. EXHIBITS.

                   Exhibit
                   Number                 Description

                    99.1          Press Release dated August 12,2002.


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On August 12, 2002, the Registrant issued a press release announcing the results of the arbitration proceeding between the Registrant and Mr.Scott Wainner. The full text of the press release, attached as Exhibit 99.1 hereto, is filed pursuant to Regulation FD.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DICE INC.



                                    By:/s/ Brian P. Campbell
                                       ----------------------------
                                       Name:   Brian P. Campbell, Esq.
                                       Title:  Vice President and General
                                                 Counsel

Dated: August 13, 2002